T. Rowe Price Exchange-Traded Funds, Inc. 485BPOS

Exhibit 99.(j)(2)

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Capital Appreciation Equity ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Capital Appreciation Premium Income ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Financials ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Growth ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Health Care ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Blue Chip Growth ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Dividend Growth ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Vicki Booth

Vicki Booth

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Equity Income ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Growth Stock ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

U.S. Equity Research ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger

Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Innovation Leaders ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Natural Resources ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Vicki Booth

Vicki Booth

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Technology ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole

Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Value ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian

Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Active Core U.S. Equity ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger

Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Hedged Equity ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Francine Rosenberger

Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

Small-Mid Cap ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Vicki Booth

Vicki Booth

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.